UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2026

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Talen Energy Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders on May 5, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on March 19, 2026. The final voting results for each proposal are set forth below.
Proposal 1: Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
Stephen Schaefer	38,314,136	205,241	2,237,852
Mark “Mac” McFarland	38,446,765	72,612	2,237,852
Gizman Abbas	37,716,579	802,798	2,237,852
Anthony Horton	38,057,855	461,522	2,237,852
Karen Hyde	38,096,200	423,177	2,237,852
Joseph Nigro	38,265,088	254,289	2,237,852
Christine Benson Schwartzstein	38,273,312	246,065	2,237,852
As a result, the above individuals were elected to serve on the Company’s Board of Directors until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation, or removal.
Proposal 2: Approval, on a Non-Binding Advisory Basis, of 2025 Named Executive Officer Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,249,405	1,255,073	14,899	2,237,852
As a result, the 2025 compensation of the Company’s named executive officers was approved on an advisory basis.
Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026.

FOR	AGAINST	ABSTAIN
40,647,482	94,497	15,250
As a result, the Company’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	May 7, 2026	By:	/s/ Cole Muller
		Name:	Cole Muller
		Title:	Chief Financial Officer
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